Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

among

RACKSPACE TECHNOLOGY, INC.

AND

THE HOLDERS PARTY HERETO

DATED            , 2020

i

Section 8.7	Additional Parties	30
Section 8.8	Adjustments	30
Section 8.9	Entire Agreement	30
Section 8.10	Counterparts; Facsimile or.pdf Signature	30
Section 8.11	Amendment	30
Section 8.12	Extensions; Waivers	30
Section 8.13	Further Assurances	31
Section 8.14	No Third-Party Beneficiaries	31
Section 8.15	Interpretation; Construction	31

ii

THIS REGISTRATION RIGHTS AGREEMENT, dated as of      , 2020 (this “Agreement”), is entered into by and among Rackspace Technology, Inc., a Delaware corporation (together with any successor entity thereto, the “Company”), and each of the Holders (as defined below) that are parties hereto from time to time.

WHEREAS, in connection with the Company’s initial public offering, the parties hereto desire to enter into this Agreement in order to grant certain registration rights with respect to the Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the promises and of the mutual consents and obligations hereinafter set forth, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used herein, the following terms shall have the following respective meanings:

“Adoption Agreement” shall mean an Adoption Agreement in the form attached hereto as Exhibit A.

“Affiliate” means, with respect to any Person, any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. Notwithstanding the foregoing, (a) the Company, its Subsidiaries and their respective joint ventures (if any) shall not be considered Affiliates of any Holder, (b) no Holder shall be considered an Affiliate of (i) any portfolio company in which investment funds affiliated with such Holder have made a debt or equity investment (and vice versa), (ii) any limited partners, non-managing members of, or other similar direct or indirect investors in such Holder or its investment fund affiliates, (iii) any portfolio company in which any limited partner, non-managing member of, or other similar direct or indirect investor in such Holder or any of its investment fund affiliates have made a debt or equity investment (and vice versa) or (iv) any other Holder (other than each of the Apollo Stockholders may be an Affiliate of one another and each SCP Investor may be an Affiliate of one another), and none of the Persons described in clauses (i) through (iv) of this definition shall be considered an Affiliate of each other and (c) without giving effect to the exception set forth in the beginning of this sentence, no Holder shall be considered an Affiliate of the Persons described in clauses (a) and/or (b) of this definition (and vice versa).

“Agreement” shall have the meaning ascribed to it in the introductory paragraph.

“Apollo Stockholders” shall mean AP VIII Inception Holdings, L.P., AP Inception Co-Invest, L.P. and each of their permitted successors and assigns.

“Assignee” shall have the meaning set forth in Section 8.4.

“Automatic Shelf Registration Statement” shall mean an “automatic shelf registration statement” as defined in Rule 405 (or successor rule) promulgated under the Securities Act.

“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event.

“Board of Directors” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close.

“Commission” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

“Common Stock” shall mean, collectively, the Company’s common stock, par value $0.01 per share, any additional security paid, issued or distributed in respect of any such shares by way of a dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such Common Stock or additional securities shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise.

“Control,” and its correlative meanings, “Controlling,” and “Controlled,” shall mean the possession, direct or indirect (including through one or more intermediaries), of the power to direct or cause the direction of the management of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Datapipe Investor” means DPH 123, LLC, a Delaware limited liability company.

“Demand Holder” shall mean each of (i) the Apollo Stockholders, (ii) the SCP Investor, (iii) the Datapipe Investor and (iv) each Transferee of an Apollo Stockholder, the SCP Investor or the Datapipe Investor to whom an Apollo Stockholder, the SCP Investor or the Datapipe Investor, as applicable, has Transferred rights in accordance with Section 2.1(a) and Section 8.4.

“Demand Notice” shall have the meaning ascribed to it in Section 2.1(b).

“Demand Registration” shall mean a registration of Shares pursuant to Section 2.1.

“Demand Rights” shall have the meaning ascribed to it in Section 2.1(a).

“Determination Date” shall have the meaning ascribed to it in Section 2.2(e).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor regulatory authority.

“Holders” shall mean the holders of Registrable Securities who are parties hereto (including, for the avoidance of doubt, Transferees of such Holders that acquire Registrable Securities in accordance with Section 8.4 and execute an Adoption Agreement in accordance with Section 8.4).

“Information” shall have the meaning ascribed to it in Section 4.1(h).

“Initial Notice” shall have the meaning ascribed to it in Section 3.1.

“Inspectors” shall have the meaning ascribed to it in Section 4.1(i).

“Investor Shelf Holders” shall have the meaning ascribed to it in Section 2.2(c)(i).

“Lock-up Period” shall have the meaning ascribed to it in Section 2.6(a).

“Marketed Underwritten Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(c)(ii).

“Non-Marketed Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(d).

“Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning ascribed to it in Section 3.1(a).

“Piggyback Registration” shall mean any registration pursuant to Section 3.1(a).

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the securities covered by such Registration Statement and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments and, in each case, all material incorporated by reference in such prospectus.

“Records” shall have the meaning ascribed to it in Section 4.1(i).

“Registrable Securities” shall mean, with respect to any Holder, at any time, the Shares held or beneficially owned by such Holder at such time or which such Holder has the right to acquire pursuant to the exercise of any option, warrant or right or the conversion or exchange of any convertible or exchangeable security held by such Holder at such time, regardless of whether then exercisable, convertible or exchangeable; provided, however, that as to any Registrable Securities, such securities shall cease to be Registrable Securities (i) upon the sale thereof pursuant to an effective registration statement, (ii) upon the sale thereof pursuant to Rule 144 or Rule 145 under the Securities Act, (iii) when the Holder of such securities holds less than one percent (1%)

of the then issued and outstanding shares of Common Stock (determined as the aggregate number of Registrable Securities held by such Holder with all of its Affiliates) and such securities are eligible for sale pursuant to Rule 144 under the Securities Act (or any successor provision) without compliance with the manner of sale, volume and other limitations under such rule and are not otherwise subject to any transfer restriction, (iv) when such securities cease to be outstanding or (v) if such securities shall have been otherwise transferred and new certificates or book-entries for them not bearing a legend restricting transfer shall have been delivered by the Company and such securities may be publicly resold without registration under the Securities Act.

“Registration Statement” shall mean any Registration Statement of the Company which covers the Registrable Securities, including any preliminary Prospectus and the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits thereto and all material incorporated by reference in such Registration Statement.

“Requesting Holder” shall mean the Holder exercising a Demand Right.

“Restricted Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(c)(iii).

“Restricted Shelf Take-Down Notice” shall have the meaning ascribed to it in Section 2.2(c)(iii).

“Rule 144” shall mean Rule 144 under the Securities Act (or successor rule).

“SCP Investor” shall mean, collectively, Searchlight Capital II, L.P., a Cayman Islands limited partnership, and Searchlight Capital II PV, L.P., a Cayman Islands limited partnership.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Investors” shall mean the Holders selling Registrable Securities pursuant to a Registration Statement under this Agreement.

“Selling Investors’ Counsel” shall have the meaning set forth in Section 4.1(b).

“Shares” shall mean shares of Common Stock and shall also include any security of the Company issued in respect of or in exchange for such securities of the Company, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation or reorganization.

“Shelf Holder” shall have the meaning ascribed to it in Section 2.2(b).

“Shelf Registration” shall have the meaning ascribed to it in Section 2.2(a).

“Shelf Registration Statement” shall have the meaning ascribed to it in Section 2.2(a).

“Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(b).

“Short-Form Registration Statement” shall mean a registration statement on Form S-3 or any similar short-form registration statement, as it may be amended from time to time, or any similar successor form.

“Subsidiary” shall mean each Person in which another Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% in voting power of the outstanding capital stock or other equity interests.

“Take-Down Participation Notice” shall have the meaning ascribed to it in Section 2.2(c)(iv).

“Transfer” shall mean any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy laws, pledge, hypothecation or other encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law).

“Transferee” shall mean a Person acquiring Shares pursuant to a Transfer.

“Underwritten Offering” shall mean a sale, on the Company’s or any Holder’s behalf, of Shares by the Company or a Holder to an underwriter for reoffering to the public.

“Underwritten Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(c).

“Underwritten Shelf Take-Down Notice” shall have the meaning ascribed to it in Section 2.2(c).

“Well-Known Seasoned Issuer” shall mean a “well-known seasoned issuer” as defined in Rule 405 (or successor rule) promulgated under the Securities Act.

ARTICLE II

DEMAND AND SHELF REGISTRATION

Section 2.1 Right to Demand; Demand Notices.

(a) Holders’ Demand for Registration. Subject to the provisions of this Article II, at any time and from time to time, each Demand Holder shall have the right to request in writing that the Company register the sale under the Securities Act of all or part of the Registrable Securities beneficially owned by such Demand Holder or its Affiliates (a “Demand Right”). Notwithstanding the foregoing:

(i) each Apollo Stockholder shall have an unlimited number of Demand Rights; provided, that, subject to Section 8.4, each Apollo Stockholder may provide a Transferee with the following Demand Rights: (A) no Demand Rights if such Transferee acquires less than 5% of the outstanding Shares, (B) one Demand Right if such Transferee acquires at least 5% but not more than 15% of the outstanding Shares and (C) two Demand Rights if such Transferee acquires at least 15% of the outstanding Shares;

(ii) the SCP Investor shall have, in the aggregate, three Demand Rights and the Datapipe Investor shall have one Demand Right (in each case, reduced by the number of Underwritten Shelf Take-Downs that such Holder initiates under Section 2.2(c)); provided, that no Demand Registration shall be deemed to be a Demand Registration for the purposes of this clause (ii) if the SCP Investor or Datapipe Investor, as applicable, requesting such Demand Registration is not able to sell all of the Registrable Securities proposed to be sold therein as a result of the participation of any other Holder in such Demand Registration or the application of Section 2.5(b); provided, further, that, (A) the Company shall not be obligated to take any action to effect any Demand Registration at the request of the SCP Investor or the Datapipe Investor until the one-year anniversary of the closing of the Company’s initial public offering unless (x) the Company is eligible to file a Shelf Registration Statement using a Short-Form Registration Statement and the Lock-up Period relating to the initial public offering has expired or (y) the prior written consent of the Company is obtained, or (B) unless otherwise agreed in writing by the Company, the Company shall not be obligated to take any action to effect more than one Demand Registration or Underwritten Shelf Take-Down at the request of the SCP Investor in any 12-month period and (C) subject to Section 8.4, the SCP Investor and the Datapipe Investor each may provide a Transferee with all of (or in the case of the SCP Investor, a portion of) its remaining Demand Rights so long as the SCP Investor or the Datapipe Investor, as applicable, Transfers at least 50% of the Shares that it holds as of the date of this Agreement (subject, in each case, to Section 8.16) to such Transferee;

(iii) a Demand Right may be exercised only if (x) the aggregate offering price of the Shares to be sold by the Demand Holder and its Affiliates in the applicable offering (before deduction of underwriter discounts and commissions) is reasonably expected to exceed, in the aggregate, $66.0 million or (y) such Demand Right is exercised with respect to all remaining Registrable Securities held by the Demand Holder; provided, that if the Company has previously effected a Demand Registration pursuant to this Section 2.1, the Company shall not be required to effect an additional Demand Registration pursuant to this Section 2.1 until a period of 75 days shall have elapsed from the date on which such previous registration became effective.

(b) Demand Notices. All requests made pursuant to this Section 2.1 shall be made by providing written notice to the Company (each such written notice, a “Demand Notice”), which notice shall (i) specify the aggregate number and class or classes of Registrable Securities proposed to be registered by the Demand Holder (and its Affiliates) providing such Demand Notice and (ii) state the intended methods of disposition in the offering (including whether or not such offering shall be an Underwritten Offering).

(c) Demand Filing. Subject to Section 2.3, promptly (but in any event within five (5) Business Days) after receipt of any Demand Notice, the Company shall give written notice of the Demand Notice to all other Holders of Registrable Securities and otherwise comply with Section 3.1. Subject to Section 2.3, the Company shall use reasonable best efforts to file the registration statement in respect of a Demand Notice as soon as practicable and, in any event, within 90 days after receiving a Demand Notice and shall use reasonable best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing.

(d) Demand Registration Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission that the Company is eligible to use (i) as reasonably requested by the Requesting Holder (which form may include a confidential submission if permitted under applicable rules of the Commission) and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice. If, in connection with any registration under this Section 2.1 that is requested by the Requesting Holder to be on a Short-Form Registration Statement, the managing underwriter, if any, shall advise the Company that in its opinion, or if the Company independently determines in good faith, the use of another permitted form is of material importance to the success of the offering, then such registration shall be permitted to be on such other permitted form.

(e) Demand Withdrawal. A Requesting Holder may withdraw all or any portion of its Registrable Securities from a Demand Registration by providing written notice to the Company at least five (5) Business Days prior to the earliest of (i) effectiveness of the applicable Registration Statement, (ii) the filing of any Registration Statement relating to such Demand Registration that includes a pricing range or (iii) the commencement of a roadshow relating to the Registration Statement for such Demand Registration, and no such registration shall be counted for purposes of determining the number of Demand Registrations to which such Requesting Holder is entitled pursuant to Section 2.1(a) if the Requesting Holder withdraws all of its Registrable Securities from such Demand Registration.

Section 2.2 Shelf Registration.

(a) Filing. Notwithstanding anything contained in this Agreement to the contrary, (i) from and after such time as the Company shall have qualified for the use of a Short-Form Registration Statement, upon the written request by the Apollo Stockholders or the SCP Investor, (A) subject to Section 2.3, promptly (but in any event within five (5) Business Days) after receipt of any such written request, the Company shall give written notice to all other Holders of Registrable Securities and otherwise comply with Section 3.1; provided, however, that the Apollo Stockholders may request the inclusion of their Registrable Securities in such Shelf Registration Statement at any time or from time to time, and the Company shall add such Registrable Securities and the securities of any other Holder designated by the Company to the Shelf Registration Statement as promptly as practicable, and (B) the Company shall use its reasonable best efforts to file as soon as reasonably practicable and in any event within 60 days with the Commission a Short-Form Registration Statement (a “Shelf Registration Statement”) to register the sale of all or a portion of the Registrable Securities then outstanding on a delayed or continuous basis in accordance with Rule 415 under the Securities Act (a “Shelf Registration”) and (ii) the Company shall use its reasonable best efforts to cause to be declared effective the Shelf Registration Statement as promptly as practicable after such filing. In no event shall the Company be required to file, and maintain effectiveness of, more than one Shelf Registration Statement at any one time pursuant to this Section 2.2. For the avoidance of doubt, no request for the filing of a Shelf Registration Statement pursuant to this Section 2.2(a) shall count as a Demand Registration for purposes of Section 2.1(a).

(b) Shelf Take-Downs. Any Holder whose Registrable Securities are included in an effective Shelf Registration Statement (a “Shelf Holder”) may initiate an offering or sale of all or part of such Registrable Securities (a “Shelf Take-Down”), in which case the provisions of this Section 2.2 shall apply. Notwithstanding the foregoing:

(i) any such Shelf Holder may initiate an unlimited number of Non-Marketed Shelf Take-Downs pursuant to Section 2.2(d) below; provided, that such Non-Marketed Shelf Take-Downs do not constitute an Underwritten Shelf Take-Down;

(ii) each Apollo Stockholder may initiate an unlimited number of Underwritten Offerings (including any block trade) pursuant to Section 2.2(c) below; provided, that, subject to Section 8.4, each Apollo Stockholder may provide a Transferee with the following Underwritten Shelf Take-Down rights: (A) such Transferee may not initiate any Underwritten Offerings (including any block trade) if such Transferee acquires less than 5% of the outstanding Shares, (B) such Transferee may initiate one Underwritten Offering (including any block trade) pursuant to Section 2.2(c) below if such Transferee acquires at least 5% but not more than 15% of the outstanding Shares and (C) such Transferee may initiate up to two Underwritten Offerings (including any block trade) pursuant to Section 2.2(c) below if such Transferee acquires at least 15% of the outstanding Shares; and

(iii) the SCP Investor may initiate, in the aggregate, up to three Underwritten Offerings and the Datapipe Investor may initiate one Underwritten Offering (in each case, including any block trades and reduced by the number of Demand Registrations previously exercised by such Holder under Section 2.1) pursuant to Section 2.2(c) below; provided, that (A) no Underwritten Shelf Take-Down shall be deemed to have been exercised or to count against the number of Demand Registrations for the purposes of Section 2.1 if such Shelf Holder is not able to sell all of the Registrable Securities proposed to be sold therein as a result of the participation of any other Holder in any such Underwritten Shelf Take-Down and the application of Section 2.5(b); (B) the Company shall not be obligated to take any action to effect more than one Demand Registration or Underwritten Shelf Take-Down at the request of the SCP Investor in any 12-month period; and (C) subject to Section 8.4, the SCP Investor and the Datapipe Investor each may provide a Transferee with all of (or in the case of the SCP Investor, a portion of) its remaining Underwritten Shelf Take-Down rights under this Section 2.2(b)(iii) so long as the SCP Investor or the Datapipe Investor, as applicable, Transfers at least 50% of the Shares that it holds as of the date of this Agreement (subject, in each case, to Section 8.16) to such Transferee; and

(iv) in the case of clauses (ii) and (iii) of this Section 2.2(b), (A) in each case, the Registrable Securities proposed to be sold by the initiating Shelf Holder shall be required to (x) have a reasonably anticipated aggregate offering price of at least $66.0 million (before deduction of underwriting discounts and commissions) or (y) constitute all remaining Registrable Securities held by such Shelf Holder and (B) if the Company has previously effected a Shelf Take-Down that is an Underwritten Offering pursuant to this Section 2.2, the Company shall not be required to effect an additional Shelf Take-Down that is an Underwritten Offering pursuant to this Section 2.2 until a period of 75 days shall have elapsed from the date of such prior Shelf Take-Down that was an Underwritten Offering.

(c) Underwritten Shelf Take-Downs.

(i) Subject to Section 2.2(b), if a Demand Holder that is a Shelf Holder (collectively, “Investor Shelf Holders”) so elects in a written request delivered to the Company (an “Underwritten Shelf Take-Down Notice”), a Shelf Take-Down may be in the form of an Underwritten Offering (an “Underwritten Shelf Take-Down”) and, if necessary, the Company shall use its reasonable best efforts to file and effect an amendment or supplement to its Shelf Registration Statement for such purpose as soon as practicable. Such initiating Investor Shelf Holder shall indicate in such Underwritten Shelf Take-Down Notice the number of Registrable Securities of such Investor Shelf Holder to be included in such Underwritten Shelf Take-Down and whether it intends for such Underwritten Shelf Take-Down to involve a customary “road show” (including an “electronic road show”) or other marketing effort by the underwriters (a “Marketed Underwritten Shelf Take-Down”); provided, that any such Underwritten Shelf Take-Down requested by an Investor Shelf Holder shall be deemed to reduce the number of Demand Rights such Investor Shelf Holder is entitled to under Section 2.1(a).

(ii) Promptly upon delivery of an Underwritten Shelf Take-Down Notice with respect to a Marketed Underwritten Shelf-Take Down (but in no event more than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down), the Company shall promptly deliver a written notice of such Marketed Underwritten Shelf Take-Down to all Investor Shelf Holders with Registrable Securities under such Shelf Registration Statement and, in each case, subject to Section 2.5(b) and Section 2.7, the Company shall include in such Marketed Underwritten Shelf Take-Down all such Registrable Securities of such Investor Shelf Holders that are registered on such Shelf Registration Statement for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, for inclusion therein at least three (3) Business Days prior to the expected date of such Marketed Underwritten Shelf Take-Down.

(iii) Subject to Section 2.2(b), if an Investor Shelf Holder desires to effect an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down (a “Restricted Shelf Take-Down”), the Investor Shelf Holder initiating such Restricted Shelf Take-Down shall provide written notice (a “Restricted Shelf Take-Down Notice”) of such Restricted Shelf Take-Down to the other Investor Shelf Holders as far in advance of the completion of such Restricted Shelf Take-Down as shall be reasonably practicable in light of the circumstances applicable to such Restricted Shelf Take-Down, which Restricted Shelf Take-Down Notice shall set forth (A) the total number of Registrable Securities expected to be offered and sold in such Restricted Shelf Take-Down, (B) the expected plan of distribution of such Restricted Shelf Take-Down and (C) an invitation to the other Investor Shelf Holders to elect to include in the Restricted Shelf Take-Down Registrable Securities held by such other Investor Shelf Holders (but subject to Section 2.5(b) and Section 2.7) and (D) the action or actions required (including the timing thereof) in connection with such Restricted Shelf Take-Down with respect to the other Investor Shelf Holders if any such Investor Shelf Holder elects to exercise such right. Any Restricted Shelf Take-Down shall be (x) deemed to reduce the number of Demand Rights the initiating Investor Shelf Holder is entitled to under Section 2.1(a), (y) required to comply with a minimum size requirement equal to fifty percent (50%) of the minimum size requirements set forth in Section 2.2(b) (unless the initiating Investor Shelf Holder requests the filing of a new Shelf Registration Statement in order to effect such Restricted Shelf Take-Down and at such time the Company is not eligible to use an Automatic Shelf Registration Statement, in which case the minimum size requirements set forth in Section 2.2(b) shall apply), and (z) subject to the limits set forth in Section 2.2(b).

(iv) Upon delivery of a Restricted Shelf Take-Down Notice, the other Investor Shelf Holders may elect to sell Registrable Securities in such Restricted Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the initiating Investor Shelf Holder, by sending an irrevocable written notice (a “Take-Down Participation Notice”) to the initiating Investor Shelf Holder, indicating its election to participate in the Restricted Shelf Take-Down and the total number of its Registrable Securities to include in the Restricted Shelf Take-Down (but, in all cases, subject to Section 2.5(b) and Section 2.7).

(v) Notwithstanding the delivery of any Underwritten Shelf Take-Down Notice, all determinations as to whether to complete any Underwritten Shelf Take-Down and as to the timing, manner, price and other terms of any Underwritten Shelf Take-Down shall be at the discretion of the Investor Shelf Holder initiating the Underwritten Shelf Take-Down.

(d) Non-Marketed Shelf Take-Downs. If a Shelf Holder desires to effect a Shelf Take-Down that does not constitute an Underwritten Shelf Take-Down (a “Non-Marketed Shelf Take-Down”), such Shelf Holder shall so indicate in a written request delivered to the Company no later than three (3) Business Days prior to the expected date of such Non-Marketed Shelf Take-Down (or such shorter period as the Company may agree), which request shall include (i) the aggregate number and class or classes of Registrable Securities expected to be offered and sold in such Non-Marketed Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Shelf Take-Down and (iii) the action or actions required (including the timing thereof) in connection with such Non-Marketed Shelf Take-Down, and, if necessary, the Company shall use its reasonable best efforts to file and effect an amendment or supplement to its Shelf Registration Statement for such purpose as soon as practicable.

(e) Filing for Well-Known Seasoned Issuer. Upon the Company becoming a Well-Known Seasoned Issuer, (x) the Company shall give written notice to all of the Holders as promptly as practicable but in no event later than ten (10) Business Days thereafter and such notice shall describe, in reasonable detail, the basis on which the Company has become a Well-Known Seasoned Issuer, and (y) the Company shall, upon written request by either Apollo

Stockholder, as promptly as practicable, but in no event later than 20 Business Days after receiving such request, use its reasonable best efforts to register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement. The Company agrees that if any Holder beneficially owns any Registrable Securities three years after the filing of the most recent Automatic Shelf Registration Statement in compliance with this Section 2.2(e), the Company shall file and cause to remain effective a new Automatic Shelf Registration Statement that registers the sale of any Registrable Securities that remain outstanding at such time. The Company shall give written notice of filing such Registration Statement to all of the Holders as promptly as practicable thereafter. At any time after the filing of an Automatic Shelf Registration Statement by the Company, if the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), within ten (10) Business Days after such Determination Date, the Company shall (A) give written notice thereof to all of the Holders and (B) to the extent the Company continues to qualify for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Company shall file, if necessary, a Short-Form Registration Statement (or a post-effective amendment converting the Automatic Shelf Registration Statement to a Short-Form Registration Statement) covering all of the Registrable Securities, and the Company shall use its reasonable best efforts to have such Short-Form Registration Statement declared effective as promptly as practicable after the date the Automatic Shelf Registration Statement is no longer useable by the Holders to sell their Registrable Securities.

(f) Continued Effectiveness. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement filed pursuant to Section 2.2(a) or Section 2.2(e) hereof, as applicable, continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by an Investor Shelf Holder until the earlier of (i) the date as of which all Registrable Securities registered by such Shelf Registration Statement have been sold and (ii) such shorter period as Investor Shelf Holders holding a majority of the Registrable Securities may reasonably determine.

Section 2.3 Deferral or Suspension of Registration. If (a) the Company receives a Demand Notice, a request to file a Shelf Registration Statement, or a written request from a Shelf Holder for a Shelf Take-Down and the Board of Directors, in its good faith judgment, determines that it would be materially adverse to the Company for such Registration Statement to be filed or declared effective on or before the date such filing or effectiveness would otherwise be required hereunder, or for such Registration Statement or prospectus included therein to be used to sell Shares or for such Shelf Take-Down to be effected, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) based on the advice of the Company’s outside counsel, require disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or the Exchange Act, or (b) the Company is subject to any of its customary suspension or blackout periods, for all or part of the period of such blackout period, or upon issuance by the Commission of a stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to such Registration Statement under Section 8(d) or 8(e) of the Securities Act, then the Company shall have the right to defer such filing (but not the preparation), initial effectiveness or continued use of a Registration Statement and the prospectus included therein for a period of not more than 60 days (or such longer period as the Requesting Holder or Shelf Holder, as applicable, may determine). If the Company shall so postpone the filing or initial effectiveness of a Registration Statement with respect to a Demand Notice and if the Requesting Holder within 30 days after receipt of the notice of postponement advises the Company in writing that it has determined to withdraw such Demand Notice, then such Demand Registration shall be deemed to be withdrawn and shall not be deemed to be an exercise of one of the Demand Rights to which such Requesting Holder is entitled under Section 2.1. Unless consented to in writing by the Holders, the Company shall not use the deferral or suspension rights provided under this Section 2.3 (x) more than twice in any 12-month period (except that the Company shall be able to use this right more than twice in any 12-month period if the Company is exercising such right during the 15-day period prior to the Company’s regularly scheduled quarterly earnings announcement date and the total number of days of postponement in such 12-month period does not exceed 120 days) or (y) except as contemplated in the parenthetical in (x) immediately above, in the aggregate for more than 90 days in any 12-month period. In the event of any deferral or suspension pursuant to this Section 2.3, the Company shall (i) use its reasonable best efforts to keep the Requesting Holder, if applicable, apprised of the estimated length of the anticipated delay; and (ii) notify the Requesting Holder or Shelf Holders, as applicable, promptly upon termination of the deferral or suspension. After the expiration of the deferral or suspension period and without any further request from the Requesting Holder or Shelf Holders, as applicable, to the extent such Requesting Holder has not withdrawn the Demand Notice, if applicable, the Company shall as promptly as reasonably practicable prepare and file a Registration Statement or post-effective amendment or supplement to the applicable Registration Statement or document, or file any other required document, as applicable, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include a material misstatement or omission and will be effective and useable for the sale of Registrable Securities.

Section 2.4 Effective Registration Statement. A registration requested pursuant to this Article II shall not be deemed to have been effected:

(a) unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any U.S. state or other jurisdiction applicable to the disposition of Registrable Securities covered by such registration statement for not less than 180 days (or such shorter period as will terminate when all of such Registrable Securities shall have been disposed of in accordance with such registration statement) or, if such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the Company, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer;

(b) if, after it becomes effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental authority or court for any reason other than a violation of applicable law solely by any Selling Investor and has not thereafter become effective; or

(c) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement applicable to the Company are not satisfied or waived other than by reason of any breach or failure by any Selling Investor.

Section 2.5 Selection of Underwriters; Cutback.

(a) Selection of Underwriters. If a Requesting Holder intends to offer and sell the Registrable Securities covered by its request under this Article II by means of an Underwritten Offering, such Requesting Holder shall, in reasonable consultation with other participating Holders, select the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be firms of nationally recognized standing and shall be reasonably acceptable to the Company. If an Investor Shelf Holder intends to offer and sell the Registrable Securities covered by its request under this Article II by means of an Underwritten Shelf Take-Down, the participating Investor Shelf Holders shall mutually select the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be firms of nationally recognized standing and shall be reasonably acceptable to the Company. For the avoidance of doubt, nationally recognized investment banks shall be deemed reasonably acceptable for purposes of this Section 2.5.

(b) Underwriter’s Cutback. Notwithstanding any other provision of this Article II or Section 3.1, if the managing underwriter or underwriters of an Underwritten Offering in connection with a Demand Registration or a Shelf Registration advise the Company in their good faith opinion that the inclusion of all such Registrable Securities proposed to be included in the Registration Statement or such Underwritten Offering would be reasonably likely to interfere with the successful marketing, including, but not limited to, the pricing, timing or distribution, of the Registrable Securities to be offered thereby or in such Underwritten Offering, and no Holder has delivered a Piggyback Notice with respect to such Underwritten Offering, then the number of Shares proposed to be included in such Registration Statement or Underwritten Offering shall be allocated among the Company, the Selling Investors and all other Persons selling Shares in such Underwritten Offering in the following order:

(i) first, the Registrable Securities of the class or classes proposed to be registered held by the Holder that initiated such Demand Registration, Shelf Registration or Underwritten Offering and the Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by other Holders requested to be included in such Demand Registration, Shelf Registration or Underwritten Offering (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Demand Registration, Shelf Registration or Underwritten Offering);

(ii) second, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Demand Registration, Shelf Registration or Underwritten Offering other than Shares to be sold by the Company; and

(iii) third, the Shares of the same class or classes to be sold by the Company.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration or offering. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of any other Persons) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

Section 2.6 Lock-up.

(a) If requested by the managing underwriters in connection with any Underwritten Offering, each Holder (i) who beneficially owns 1% or more of the outstanding Shares or (ii) who is a natural person and serving as a director or executive officer of the Company shall agree to be bound by customary lock-up agreements providing that such Holder shall not, directly or indirectly, effect any Transfer (including sales pursuant to Rule 144) of any such Shares without prior written consent from the underwriters managing such Underwritten Offering during a period beginning on the date of launch of such Underwritten Offering and ending up to 90 days from and including the date of pricing or such shorter period as reasonably requested by the underwriters managing such Underwritten Offering (the “Lock-Up Period”); provided that (A) the foregoing shall not apply to any Shares that are offered for sale as part of such Underwritten Offering, (B) such Lock-Up Period shall be no longer than and on substantially the same terms as the lock-up period applicable to the Company and the executive officers and directors of the Company and (C) such Lock-Up Period shall not commence unless the Company notifies the Holders in writing prior to the commencement of the Lock-Up Period. Each such Holder agrees to execute a customary lock-up agreement in favor of the underwriters to such effect. The provisions of this Section 2.6(a) will no longer apply to a Holder if (x) such Holder ceases to hold any Shares or (y) except in the case of any Holder who is a current director or executive officer of the Company, such Holder beneficially owns less than 1% of the outstanding Shares.

(b) Nothing in Section 2.6(a) shall prevent: (i) any Holder that is a partnership, limited liability company or corporation from (A) making a distribution of Shares to the partners, members or stockholders thereof or (B) Transferring Shares to an Affiliate of such Holder; (ii) any Holder who is an individual from Transferring Shares to (A) an individual by will or the laws of descent or distribution or by gift without consideration of any kind or (B) a trust or estate planning-related entity for the sole benefit of such Holder or a lineal descendant or antecedent or spouse; (iii) any Holder from (A) pledging, hypothecating or otherwise granting a security interest in Shares or securities convertible into or exchangeable for Shares to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Shares or such securities or (B) Transferring Shares pursuant to a final non-appealable order of a court or regulatory agency or (iv) any Holder from Transferring Shares in a manner that was permitted under, but subject to the conditions described in, the lock-ups entered into in connection with the Company’s initial public offering; provided that, in the case of clauses (i), (ii), (iii) and (iv), such Transfer is otherwise in compliance with applicable securities laws and; provided, further, that, in the case of clause (ii), subclause (B) of clause (i) and, if applicable, clause (iv), each such Transferee agrees in writing to become subject to the terms of this Agreement by executing an Adoption Agreement and agrees to be bound by the applicable underwriter lock-up.

Section 2.7 Participation in Underwritten Offering; Information by Holder. No Holder may participate in an Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder’s Shares on the basis provided in any underwriting arrangements, and in accordance with the terms and provisions of this Agreement, including any lock-up arrangements, and (b) completes and executes all questionnaires, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. In addition, the Holders shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holders, as applicable, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II. Nothing in this Section 2.7 shall be construed to create any additional rights regarding the registration of Shares in any Person otherwise than as set forth herein.

Section 2.8 Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of FINRA), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Selling Investors in connection with blue sky qualifications of the Shares and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the Demand Holders may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses, all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company and its Subsidiaries (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance)), (iv) all fees and expenses incurred in connection with the listing of the Shares on any securities exchange and all rating agency fees, (v) all reasonable and documented out-of-pocket fees and disbursements of the Selling Investors’ Counsel, (vi) all fees and documented out-of-pocket disbursements of underwriters customarily paid by the issuer or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require and expenses of any special experts retained in connection with the requested registration (excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Shares under the securities or blue sky laws of any state)), (vii) Securities Act liability insurance or similar insurance if the Company or the underwriters so require in accordance with then-customary underwriting practice, (viii) fees and expenses of other Persons retained by the Company, and the reasonable and documented fees and expenses of one legal counsel chosen by the Holders of a majority of the Registrable Securities included in such Demand Registration, Piggyback Registration or Shelf Registration, as applicable, and (ix) for any Demand Holder, any other reasonable expenses customarily paid by the issuers of securities, including reasonable and documented legal fees and expenses for such Demand Holder’s legal counsel if other than the legal counsel selected by the Holders in (viii) above, will be borne by the Company, regardless of whether the Registration Statement becomes effective (or such offering is completed) and whether or not all or any portion of the Registrable Securities originally requested to be included in such registration are ultimately included in such registration; provided, however, that (x) any underwriting discounts, commissions or fees in connection with the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of Shares so registered and sold, (y) transfer taxes with respect to the sale of Registrable Securities will be borne by the Holder of such Registrable Securities and (z) the fees and expenses of any other counsel, accountants or other persons retained or employed by any Holder will be borne by such Holder.

ARTICLE III

PIGGYBACK REGISTRATION

Section 3.1 Notices.

(a) If the Company at any time proposes for any reason to register the sale of a class or classes of Shares under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor of either such form, or a registration relating solely to the offer and sale to the Company’s directors or employees pursuant to any employee stock plan or other employee benefit plan or arrangement) whether or not Shares are to be sold by the Company or otherwise, and whether or not in connection with any Demand Registration pursuant to Section 2.1, any Shelf Registration pursuant to Section 2.2 or any other agreement (such registration, a “Piggyback Registration”), the Company shall give to each Holder holding Shares of the same class or classes proposed to be registered (or convertible at the Holder’s option into such class or classes) eligible to participate in such Piggyback Registration written notice of its intention to so register the Shares at least ten (10) Business Days (or such shorter period as reasonably practical) prior to the expected date of filing of such Registration Statement or amendment thereto in which the Company first intends to identify the selling stockholders and the number of Registrable Securities to be sold (each such notice, an “Initial Notice”). The Company shall, subject to the provisions of Section 3.2 and Section 3.3 below, use its reasonable best efforts to include in such Piggyback Registration on the same terms and conditions as the securities otherwise being sold, all Registrable Securities of the same class or classes as the Shares proposed to be registered (or convertible at the Holder’s option into such class or classes) with respect to which the Company has received written requests from Holders for inclusion therein within the time period specified by the Company in the applicable Initial Notice, which time period shall be not less than five (5) Business Days after sending the applicable Initial Notice (each such written request, a “Piggyback Notice”), which Piggyback Notice shall specify the number of Shares proposed to be included in the Piggyback Registration.

(b) If a Holder does not deliver a Piggyback Notice within the period specified in Section 3.1(a), such Holder shall be deemed to have irrevocably waived any and all rights under this Article III with respect to such registration (but not with respect to future registrations in accordance with this Article III). For the avoidance of doubt, no Piggyback Registration shall count towards the number of Demand Registrations that a Demand Holder is entitled to make pursuant to Section 2.1 or Underwritten Shelf Take-Downs that an Investor Shelf Holder is entitled to make pursuant to Section 2.2.

(c) No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 or Section 2.2 hereof, and no registration effected pursuant to this Section 3.1 shall be deemed to have been effected pursuant to Section 2.1 or Section 2.2 hereof. The Initial Notice, the Piggyback Notice and the contents thereof shall be kept confidential until the public filing of the Registration Statement.

Section 3.2 Underwriter’s Cutback. If the managing underwriter of an Underwritten Offering (including an offering pursuant to Section 2.1 or Section 2.2) that includes a Piggyback Registration advises the Company that it is the managing underwriter’s good faith opinion that the inclusion of all such Registrable Securities proposed to be included in the Registration Statement for such Underwritten Offering would be reasonably likely to interfere with the successful marketing, including, but not limited to, the pricing, timing or distribution, of the Registrable Securities to be offered thereby, then the number of Shares proposed to be included in such Underwritten Offering shall be allocated among the Company, the Selling Investors and all other Persons selling Shares in such Underwritten Offering in the following order:

(a) If the Piggyback Registration referred to in Section 3.1 is initiated as an underwritten primary registration on behalf of the Company, then, with respect to each class proposed to be registered:

(i) first, the Shares held by the Company of the class or classes proposed to be registered that the Company proposes to sell, as applicable;

(ii) second, all Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by Holders requested to be included in such Piggyback Registration (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Piggyback Registration); and

(iii) third, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Piggyback Registration.

(b) if the Piggyback Registration referred to in Section 3.1 is an underwritten secondary registration on behalf of any Holder, then, with respect to each class proposed to be registered:

(i) first, the Registrable Securities of the class or classes proposed to be registered held by such Holder and the Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by other Holders requested to be included in such Piggyback Registration (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Piggyback Registration);

(ii) second, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Piggyback Registration other than Shares to be sold by the Company; and

(iii) third, the Shares of the same class or classes to be sold by the Company.

(c) if the Piggyback Registration referred to in Section 3.1 is an underwritten secondary registration on behalf of any holder of Common Stock other than a Holder, then, with respect to each class proposed to be registered:

(i) first, the Registrable Securities of the class or classes proposed to be registered held by such holder;

(ii) second, the Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by Holders requested to be included in such Piggyback Registration (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Piggyback Registration);

(iii) third, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Piggyback Registration other than Shares to be sold by the Company; and

(iv) fourth, the Shares of the same class or classes to be sold by the Company.

Section 3.3 Company Control. Except for a Registration Statement being filed in connection with the exercise of a Demand Right or a Shelf Registration, the Company may decline to file a Registration Statement after an Initial Notice has been given or after receipt by the Company of a Piggyback Notice, and the Company may withdraw a Registration Statement after filing and after such Initial Notice or Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that (i) the Company shall promptly notify the Selling Investors in writing of any such action and (ii) nothing in this Section 3.3 shall prejudice the right of any Demand Holder to immediately request that such registration be effected as a registration under Section 2.1 or Section 2.2 to the extent permitted thereunder.

Section 3.4 Selection of Underwriters. If the Company intends to offer and sell Shares by means of an Underwritten Offering (other than an offering pursuant to Section 2.1 or Section 2.2), the Company shall select the managing underwriter or underwriters to administer such Underwritten Offering, which managing underwriter or underwriters shall be firms of nationally recognized standing.

Section 3.5 Withdrawal of Registration. Any Holder shall have the right to withdraw all or a part of its Piggyback Notice by giving written notice to the Company of such withdrawal at least five (5) Business Days prior to the earliest of (i) effectiveness of the applicable Registration Statement, (ii) the filing of any Registration Statement relating to such Piggyback Registration that includes a price range or (iii) commencement of a roadshow relating to the Registration Statement for such Piggyback Registration.

ARTICLE IV

REGISTRATION PROCEDURES

Section 4.1 Registration Procedures. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a) in the case of Registrable Securities, use its reasonable best efforts to cause a Registration Statement that registers such Registrable Securities to become and remain effective for a period of 180 days or, if earlier, until all of such Registrable Securities covered thereby have been disposed of; provided, that, in the case of any registration of Registrable Securities on a Shelf Registration Statement which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of when (i) the Holders have sold all of such Registrable Securities, (ii) all of such Registrable Securities have become eligible for immediate sale pursuant to Rule 144 under the Securities Act by the Holder thereof without restriction by the manner of sale, volume and other limitations under such rule and (iii) in the case of an Automatic Shelf Registration Statement, such Automatic Shelf Registration Statement has been effective for three years (provided that the Company’s obligations hereunder shall be renewed with respect to such Registrable Securities upon the filing of a new Automatic Shelf Registration Statement pursuant to Section 2.2(e));

(b) furnish to each Selling Investor, at least ten (10) Business Days before filing a Registration Statement, or such shorter period as reasonably practical, copies of such Registration Statement or any amendments or supplements thereto, which documents shall be subject to the review, comment and approval by one lead counsel (and any reasonably necessary local counsel) selected by the Holders who beneficially own a majority of such Registrable Securities, which counsel (who may also be counsel to the Company), in each case, shall be subject to the reasonable approval of each Demand Holder whose Registrable Securities are included in such registration, and who shall represent all Selling Investors as a group (the “Selling Investors’ Counsel”) (it being understood that such ten (10) Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Selling Investors’ Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

(c) furnish to each Selling Investor and each underwriter, if any, such number of copies of final conformed versions of the applicable registration statement and of each amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference) reasonably requested by such Selling Investor or underwriter in writing;

(d) in the case of Registrable Securities, prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the applicable prospectus or prospectus supplement, including any free writing prospectus as defined in Rule 405 under the Securities Act, used in connection therewith as may be (i) reasonably requested by any Holder (to the extent such request relates to information relating to such Holder), or (ii) necessary to keep such Registration Statement effective for at least the period specified in Section 4.1(a) and to comply with the provisions of this Agreement and the Securities Act with respect to the sale or other disposition of such Registrable Securities, and furnish to each Selling Investor and to the managing underwriter(s), if any, within a reasonable period of time prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus; provided, however, that, with respect to each free writing prospectus or other materials to be delivered to purchasers at the time of sale of the Registrable Securities, the Company shall (i) ensure that no Registrable Securities are sold “by means of” (as defined in Rule 159A(b) under the Securities Act) such free writing prospectus or other materials without the prior written consent of the sellers of the Registrable Securities, which free writing prospectus or other materials shall be subject to the review of counsel to such sellers and (ii) make all required filings of all free writing prospectuses or other materials with the Commission as are required;

(e) notify in writing each Holder promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Registration Statement or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and, in any such case as promptly as reasonably practicable thereafter, prepare and file an amendment or supplement to such registration statement or prospectus which will correct such statement or omission or effect such compliance;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate their disposition in such jurisdictions; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4.1(f);

(g) furnish to each Selling Investor such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Investors or any underwriter may reasonably request in writing;

(h) notify on a timely basis each Holder of such Registrable Securities at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Holder, as soon as practicable prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offeree of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) make available for inspection by the Selling Investors, the Selling Investors’ Counsel or any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Selling Investor or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) requested by any such Inspector in connection with such Registration Statement and request that the independent public accountants who have certified the Company’s financial statements make themselves available, at reasonable times and for reasonable periods, to discuss the business of the Company. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Information is requested or required pursuant to a subpoena, order from a court of competent jurisdiction or other interrogatory by a governmental entity or similar process; (iii) such Information has been made generally available to the public; or (iv) such information is or becomes available to such Inspector on a non-confidential basis other than through the breach of an obligation of confidentiality (contractual or otherwise). The Holder(s) of Registrable Securities agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction or by another governmental entity, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

(j) in the case of an Underwritten Offering, deliver to the underwriters of such Underwritten Offering a “comfort” letter in customary form and at customary times and covering matters of the type customarily covered by such comfort letters from its independent certified public accountants;

(k) in the case of an Underwritten Offering, deliver to the underwriters of such Underwritten Offering a written and signed legal opinion or opinions in customary form from its outside or in-house legal counsel dated the closing date of the Underwritten Offering;

(l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities and deliver to such transfer agent and registrar such customary forms, legal opinions from its outside or in-house legal counsel, agreements and other documentation as such transfer agent and/or registrar so request;

(m) issue to any underwriter to which any Selling Investors may sell Registrable Securities in such offering certificates evidencing such Registrable Securities;

(n) upon the request of any Holder of the Registrable Securities included in such registration, use reasonable best efforts to cause such Registrable Securities to be listed on any national securities exchange on which any Shares are listed or, if the Shares are not listed on a national securities exchange, use its reasonable best efforts to qualify such Registrable Securities for inclusion on such national securities exchange as the Company shall designate;

(o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

(p) notify the Holders and the lead underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as promptly as reasonably practicable after notice thereof is received by the Company when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed;

(q) use its reasonable best efforts to prevent the entry of, and use its reasonable best efforts to obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

(r) promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as the lead underwriter or underwriters, if any, and the Holders holding a majority of each class of Registrable Securities being sold agree (with respect to the relevant class) should be included therein relating to the plan of distribution with respect to such class of Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(s) cooperate with each Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(t) provide a CUSIP number or numbers for all such shares, in each case not later than the effective date of the applicable registration statement;

(u) to the extent reasonably requested by the lead or managing underwriters in connection with an Underwritten Offering (including an Underwritten Offering pursuant to Section 2.1 or Section 2.2), send appropriate officers of the Company to attend any “road shows” scheduled in connection with any such Underwritten Offering, with all out of pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

(v) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Selling Investor or Selling Investors, as the case may be, owning at least a majority of the Registrable Securities covered by any applicable registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification and contribution to the effect and to the extent provided in Article V hereof; and

(w) subject to all the other provisions of this Agreement, use its reasonable best efforts to take all other steps necessary to effect the registration, marketing and sale of such Registrable Securities contemplated hereby.

ARTICLE V

INDEMNIFICATION

Section 5.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Investor, its Affiliates and their respective officers, directors, managers, partners, members and representatives, and each of their respective successors and assigns, against any losses, claims, damages, liabilities and expenses caused by any violation by the Company of the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with the registration contemplated by a Registration Statement or any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any other disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same was made in reliance on and in conformity with any information furnished in writing to the Company by such Selling Investor expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by the Person asserting such loss, claim, damage, liability or expense specifically for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who Controls such Persons to the same extent as provided above with respect to the indemnification of the Selling Investor, if requested.

Section 5.2 Indemnification by Selling Investors. Each Selling Investor agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, the Company’s Controlled Affiliates and their respective directors, managers, partners, members and representatives, and each of their respective successors and assigns, and each Person who Controls the Company against any losses, claims, damages or liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission was made in reliance on and in conformity with any information furnished in writing by such Selling Investor to the Company expressly for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense; provided that the obligation to indemnify shall be several, not joint and several, for each Selling Investor and in no event shall the liability of any Selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 5.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. Any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (c) the indemnified party has reasonably concluded, based on the advice of counsel, that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party or (d) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if such Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action or claim in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party and (iii) does not commit any indemnified party to take, or hold back from taking, any action. No indemnified party shall, without the written consent of the indemnifying party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, and no indemnifying party shall be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any such action or claim effected without its consent, in each case which consent shall not be unreasonably withheld.

Section 5.4 Settlement Offers. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 Business Days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party’s indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel.

Section 5.5 Other Indemnification. Indemnification similar to that specified in this Article V (with appropriate modifications) shall be given by the Company and each Selling Investor with respect to any required registration or other qualification of Registrable Securities under Federal or state law or regulation of governmental authority other than the Securities Act.

Section 5.6 Contribution. If for any reason the indemnification provided for in Section 5.1 or Section 5.2 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 5.1 and Section 5.2, then (i) the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of the Registrable Securities, provided that, no Selling Investor shall be required to contribute in an amount greater than the dollar amount of the net proceeds received by such Selling Investor with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 5.3, defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 5.6 to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

ARTICLE VI

EXCHANGE ACT COMPLIANCE

Section 6.1 Exchange Act Compliance. So long as the Company (a) has registered a class of securities under Section 12 or Section 15 of the Exchange Act and (b) files reports under Section 13 of the Exchange Act, then the Company shall take all actions reasonably necessary to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time or any similar rules or regulations adopted by the Commission, including, without limiting the generality of the foregoing, (i) making and keeping public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, (ii) filing with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act and (iii) at the request of any Holder if such Holder proposes to sell securities in compliance with Rule 144, forthwith furnish to such Holder, as applicable, a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and make available to such Holder such information as will enable the Holder to make sales pursuant to Rule 144.

ARTICLE VII

TERMINATION

Section 7.1 Termination. The registration rights hereunder shall cease to apply to any particular Registrable Security when: (a) a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement; (b) such Shares shall have been sold to the public pursuant to Rule 144 under the Securities Act (or any successor provision); (c) such Shares shall have been otherwise transferred, new certificates or book-entries for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; (d) such Shares shall have ceased to be outstanding; or (e) the Holder of such Registrable Security holds less than one percent (1%) of the then issued and outstanding shares of Common Stock (determined as the aggregate number of Registrable Securities held by such Holder with all of its Affiliates) and such Registrable Securities are eligible for sale pursuant to Rule 144 under the Securities Act (or any successor provision) without compliance with the manner of sale, volume and other limitations under such rule and are not otherwise subject to any transfer restriction. The Company shall promptly upon the request of any Holder furnish to such Holder evidence of the number of shares of Common Stock then outstanding.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Severability. If any provision of this Agreement is adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8.2 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any action of any kind or any nature (whether at law or in equity, based in contract or in tort or otherwise) that is any way related to this Agreement or any of the transactions related hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state without regard to the conflict of laws rules thereof. Each party to this Agreement (i) consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom located in the State of Delaware (or, only if the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court sitting in Wilmington, Delaware), (ii) waives any objection to the laying of venue of any action related to the transactions contemplated by this Agreement brought in such court, (iii) waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum and (iv) agrees that service of process or of any other papers upon such party by registered mail at the address to which notices are required to be sent to such party under Section 8.5 shall be deemed good, proper and effective service upon such party. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.3 Other Registration Rights. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Securities in, or conflict (in a manner that adversely affects holders of Registrable Securities) with any other provisions included in, this Agreement.

Section 8.4 Successors and Assigns. Subject to Section 8.4, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, each of which, in the case of the Holders, shall agree to become subject to the terms of this Agreement by executing an Adoption Agreement and be bound to the same extent as the parties hereto. The Company may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Holders of a majority of the Registrable Securities. Subject to Section 2.1(a) and Section 2.2(b), any Holder may, at its election and at any time or from time to time, assign its rights and delegate its duties hereunder, in whole or in part, to any Transferee of such Holder (each, an “Assignee”); provided, that no such assignment shall be binding upon or obligate the Company to any such Assignee unless and until such Assignee delivers the Company an Adoption Agreement. If a Holder assigns its rights under this Agreement in connection with the Transfer of less than all of its Registrable Securities, the Holder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Holder assigns its rights under this Agreement in connection with the Transfer of all of its Registrable Securities, the Holder shall have no further rights or obligations under this Agreement, except under Article V hereof in respect of offerings in which such Holder participated or registrations in which Registrable Securities held by such Holder were included. Any purported assignment in violation of this provision shall be null and void ab initio.

Section 8.5 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if delivered in writing in person, by electronic mail or facsimile or sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties. All such notices, requests, consents and other communications shall be delivered as follows:

(a)	if to the Company to:

RACKSPACE TECHNOLOGY, INC.

1 Fanatical Place

San Antonio, Texas 78218

Attention:     Holly Windham, General Counsel

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian M. Janson

Facsimile:   (212) 492-0588

Email:         bjanson@paulweiss.com

(b)	if to an Apollo Stockholder to:

AP VIII INCEPTION HOLDINGS, L.P.

AP INCEPTION CO-INVEST, L.P.

c/o Apollo Management, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention:   Laurie D. Medley, General Counsel

with a copy, in each case, (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention:   Brian M. Janson

Facsimile:  (212) 492-0588

Email:        bjanson@paulweiss.com

(c)	If to the SCP Investor to:

SEARCHLIGHT CAPITAL II, L.P.

SEARCHLIGHT CAPITAL II PV, L.P.

745 Fifth Avenue – 27th Floor

New York, New York 10151

Attention:     Darren Glatt

                     Nadir Nurmohamed

with a copy, in each case, (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:    Steven A. Cohen

                    Victor Goldfeld

                    John L. Robinson

Email:          SACohen@wlrk.com

                    VGoldfeld@wlrk.com

                    JLRobinson@wlrk.com

(d)	If to the Datapipe Investor to:

DPH 123, LLC

c/o ABRY Partners II, LLC

888 Boylston Street

Suite 1600

Boston, MA 02199

Attention: Brian St. Jean

Facsimile: (617) 859-8797

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:    Armand A. Della Monica, P.C.

                    Joshua Kogan, P.C.

Facsimile:    (212) 446-4900

Email: armand.dellamonica@kirkland.com

            joshua.kogan@kirkland.com

(e)	If to another Holder, to the address set forth under such Holder’s name in Schedule I attached hereto.

All such notices, requests, consents and other communications shall be deemed to have been received (i) in the case of personal delivery or delivery by facsimile or electronic mail, on the date of such delivery, (ii) in the case of dispatch by nationally recognized overnight courier, on the next Business Day following such dispatch and (iii) in the case of mailing, on the fifth (5th) Business Day after the posting thereof.

Section 8.6 Headings. The headings contained in this Agreement are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

Section 8.7 Additional Parties. Additional parties to this Agreement shall only include each Holder (a) who has executed an Adoption Agreement, in the form attached hereto as Exhibit A, or (b) who (i) is bound by and subject to the terms of this Agreement, and (ii) has adopted this Agreement with the same force and effect as if it were originally a party hereto.

Section 8.8 Adjustments. If, and as often as, there are any changes in the Shares or securities convertible into or exchangeable into or exercisable for Shares as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar transaction affecting such Shares or such securities, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to such Shares or such securities as so changed.

Section 8.9 Entire Agreement. This Agreement and the other writings referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such subject matter.

Section 8.10 Counterparts; Facsimile or.pdf Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same document. This Agreement may be executed by facsimile or.pdf signature and a facsimile or.pdf signature shall constitute an original for all purposes.

Section 8.11 Amendment. Other than with respect to amendments to Schedule I attached hereto, which may be amended by the Company from time to time to reflect the Holders at such time, this Agreement may not be amended, modified or supplemented without the written consent of the Apollo Stockholders (as long as each owns Registrable Securities); provided, however, that, with respect to a particular Holder or group of Holders, any such amendment, supplement, modification or waiver that (a) would materially and adversely affect such Holder or group of Holders in any respect or (b) would disproportionately benefit any other Holder or group of Holders or confer any benefit on any other Holder or group of Holders to which such Holder of group of Holders would not be entitled, shall not be effective against such Holder or group of Holders unless approved in writing by such Holder or the Holders of a majority of the Registrable Securities held by such group of Holders, as the case may be.

Section 8.12 Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any extension or waiver pursuant to this Section 8.12 will be valid only if set forth in a writing signed by the party to be bound thereby.

No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

Section 8.13 Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 8.14 No Third-Party Beneficiaries. Except pursuant to Article V, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and other Persons expressly named herein.

Section 8.15 Interpretation; Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole, including the schedules, exhibits and annexes, as the same may from time to time be amended, modified or supplemented, and not to any particular subdivision unless expressly so limited. All references to sections, schedules, annexes and exhibits mean the sections of this Agreement and the schedules, annexes and exhibits attached to this Agreement, except where otherwise stated. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the party’s breach of the first covenant.

Section 8.16 Changes in Common Stock. If, and as often as, there are any changes in Common Stock by way of by way of a dividend, distribution, stock split or combination, reclassification, recapitalization, exchange or readjustment, whether in a merger, consolidation, conversion or similar transaction, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to Common Stock as so changed.

* * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

THE COMPANY:

RACKSPACE TECHNOLOGY, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

APOLLO STOCKHOLDERS:

AP VIII INCEPTION HOLDINGS, L.P.

By:	AP VIII Inception Holdings GP, LLC,
its general partner

By:
Name:
Title:

AP INCEPTION CO-INVEST, L.P.

By:	AP Inception Co-Invest GP, LLC,
its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCP INVESTOR:

SEARCHLIGHT CAPITAL II, L.P.

By:	Searchlight Capital Partners II GP, L.P.,
its general partner

By:	Searchlight Capital Partners II GP, LLC,
its general partner

By:
Name:
Title:

SEARCHLIGHT CAPITAL II PV, L.P.

By:	Searchlight Capital Partners II GP, L.P.,
its general partner

By:	Searchlight Capital Partners II GP, LLC,
its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

DATAPIPE INVESTOR:

DPH 123, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

OTHER HOLDERS:

ACE INVESTMENT HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Registration Rights Agreement, dated as of            , 2020, a copy of which is attached hereto (as amended, the “Registration Rights Agreement”), by the undersigned (the “Undersigned”) executing this Adoption. Capitalized terms used herein without definition are defined in the Registration Rights Agreement and are used herein with the same meanings set forth therein. By the execution of this Adoption, the Undersigned agrees as follows:

1. Acknowledgment. The Undersigned acknowledges that the Undersigned is acquiring certain Shares, subject to the terms and conditions of the Registration Rights Agreement.

2. Agreement. The Undersigned (i) agrees that the Shares acquired by the Undersigned, and certain other Shares and other securities of the Company that may be acquired by the Undersigned in the future, shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Registration Rights Agreement with the same force and effect as if the undersigned were originally a party thereto.

3. Notice. Any notice required as permitted by the Registration Rights Agreement shall be given to the Undersigned at the address listed beside the Undersigned’s signature below.

[NAME OF HOLDER] By: Name: Title: Date:	Address for Notices: [●] [●] Telephone: [●] Email: [●]

s

SCHEDULE I

List of Holders

Name	Address for Notice	Shares
Apollo Stockholders

AP VIII INCEPTION HOLDINGS, L.P.

c/o Apollo Management, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention:   Laurie D. Medley, General Counsel

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention:    Brian M. Janson

Facsimile:    (212) 492-0588

Email:          bjanson@paulweiss.com

Shares

AP INCEPTION CO-INVEST, L.P.

c/o Apollo Management, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention:   Laurie D. Medley, General Counsel

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention:     Brian M. Janson

Facsimile:    (212) 492-0588

Email:          bjanson@paulweiss.com

Shares

SCP Investor

SEARCHLIGHT CAPITAL II, L.P.
745 Fifth Avenue – 27th Floor
New York, New York 10151
Attention:    Darren Glatt
                    Nadir Nurmohamed

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:   Steven A. Cohen

                    Victor Goldfeld

                    John L. Robinson

Email:         SACohen@wlrk.com

                    VGoldfeld@wlrk.com

                    JLRobinson@wlrk.com

Shares

Name	Address for Notice	Shares

SEARCHLIGHT CAPITAL II PV, L.P.
745 Fifth Avenue – 27th Floor
New York, New York 10151
Attention:     Darren Glatt
                     Nadir Nurmohamed

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:    Steven A. Cohen

                     Victor Goldfeld

Email:          SACohen@wlrk.com

                     VGoldfeld@wlrk.com

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Datapipe Investor

DPH 123, LLC

c/o ABRY Partners II, LLC

888 Boylston Street

Suite 1600

Boston, MA 02199

Attention: Brian St. Jean

Facsimile: (617) 859-8797

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:      Armand A. Della Monica, P.C.

                      Joshua Kogan, P.C.

Facsimile:     (212) 446-4900

Email: armand.dellamonica@kirkland.com

            joshua.kogan@kirkland.com

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ACE Investment Holdings, LLC

ACE INVESTMENT HOLDINGS, LLC

c/o ABRY Partners II, LLC

888 Boylston Street

Suite 1600

Boston, MA 02199

Attention:      Brian St. Jean

Facsimile:      (617) 859-8797

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:      Armand A. Della Monica, P.C.

                       Joshua Kogan, P.C.

Facsimile:      (212) 446-4900

Email: armand.dellamonica@kirkland.com

            joshua.kogan@kirkland.com

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